Condensed Financial Information of the Parent Company (Unaudited) - Schedule of Parent Company Balance Sheets (Parentheticals) (Details) - Parent Company [Member] - $ / shares	Dec. 31, 2024	Dec. 31, 2023
Schedule of Parent Company Balance Sheets [Line Items]
Ordinary shares par value (in Dollars per share)	$ 0.008	$ 0.008
Ordinary shares authorized	100,000,000	50,000,000
Ordinary shares issued	6,679,065	3,441,172
Ordinary shares outstanding	6,679,065	3,441,172